UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2023

AMERICAN NATIONAL BANKSHARES INC.
(Exact name of registrant as specified in its charter)

Virginia	0-12820	54-1284688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

628 Main Street, Danville, Virginia 24541
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (434) 792-5111

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AMNB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02         Results of Operations and Financial Condition.

On January 19, 2023, American National Bankshares Inc. (the “Company”) issued a press release relating to its preliminary financial results for the quarter and year ended December 31, 2022 (the “Earnings Release”), which was furnished as Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 19, 2023 (the “Original Form 8-K”). The Company is filing this Amendment No. 1 on Form 8-K/A solely for the purpose of correcting an inadvertent error reported in the financial highlights table in the Earnings Release related to the Company’s return on average assets, return on average common equity and return on average tangible common equity for the twelve months ended December 31, 2022. Except as set forth in this Form 8-K/A, no other changes are being made to the Original Form 8-K or Earnings Release furnished therein. The Earnings Release is hereby amended as follows:

●	2022 Twelve month Return on Average Assets – Originally reported: 1.43%; Corrected: 1.07%
●	2022 Twelve month Return on Average Common Equity – Originally reported: 13.81%; Corrected: 10.36%
●	2022 Twelve month Return on Tangible Common Equity – Originally reported: 19.41%; Corrected: 14.56%

The information furnished in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information shall not be deemed incorporated by reference into any of the Company’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American National Bankshares Inc.
(Registrant)

Date:	January 25, 2023	By:	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar
Executive Vice President, Chief Operating Officer
and Chief Financial Officer